SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
EXCHANGE ACT OF 1934

For August 13, 2003
(Date of Earliest Event Reported)
AIRPLANES LIMITED	AIRPLANES U.S. TRUST
(Exact Name of Registrants as Specified in Memorandum of Association or Trust Agreement)

33-99970-01 (Commission File Number)	13-3521640 (IRS Employer Identification No.)

Airplanes Limited 22 Grenville Street St. Helier Jersey, JE4 8PX Channel Islands (011 44 1534 609 000)	Airplanes U.S. Trust 1100 North Market Street Rodney Square North Wilmington, Delaware 19890-0001 (1-302-651-1000)
(Addresses and Telephone Numbers, Including Area Codes, of Registrants' Principal Executive Offices)

Item 5.   Other Events

      Attached hereto as Exhibit A is a copy of a Report to Certificate holders dated August 13, 2003, sent to each holder of a Pass Through Certificate issued by Airplanes Pass Through Trust.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AIRPLANES LIMITED

Date: August 13, 2003		/s/ Roy M. Dantzic*
Director and Officer

AIRPLANES U.S. TRUST

Date: August 13, 2003		/s/ Roy M. Dantzic*
Controlling Trustee and Officer

	*By:	/s/ Gerard Hastings
Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit A.	Report to Certificateholders
Exhibit B	Power of Attorney for Airplanes Limited
Exhibit C	Power of Attorney for Airplanes U.S. Trust